UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2018

SENSEONICS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37717	47-1210911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20451 Seneca Meadows Parkway
Germantown, MD  20876-7005

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (301) 515-7260

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01                                           Other Events.

On January 26, 2018, Senseonics Holdings, Inc. (the “Company”) announced the pricing of its previously announced registered underwritten public offering (the “Offering”) of $50.0 million aggregate principal amount of 5.25% convertible senior subordinated notes due 2023 (the “Notes”). The Company also granted the underwriter a 30-day option to purchase up to an additional $7.5 million in principal amount of Notes. The Offering is expected to close on or about January 30, 2018, subject to customary closing conditions.

On January 26, 2018, the Company issued a press release announcing the pricing of the Offering. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the pricing term sheet for the Offering is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K, including the press release and pricing term sheet incorporated herein by reference, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements about the timing of the closing of the Offering, the Company’s expectations regarding the expected net proceeds from the offering, and other statements containing the words “expect,” “intend,” “may,” “will,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the risk factors detailed in the Company’s preliminary prospectus supplement related to the Offering filed with the SEC on January 25, 2018, the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 and the Company’s other filings with the SEC under the heading “Risk Factors.” In addition, the forward-looking statements included in this 8-K, including the press release and pricing term sheet incorporated herein by reference, represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release, dated January 26, 2018.
99.2	Pricing Term Sheet.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2018	SENSEONICS HOLDINGS, INC.

	By:	/s/ R. Don Elsey
	Name:	R. Don Elsey
	Title:	Chief Financial Officer